Exhibit (s) (1)

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ James R. Matthews_______	Director	April 6, 2020
James R. Matthews

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Scott W. Appleby _______	Director	April 3, 2020
Scott W. Appleby

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Kevin F. McDonald _______	Director	April 3, 2020
Kevin F. McDonald

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Paul E. Tramontano _______	Director	April 6, 2020
Paul E. Tramontano

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Thomas P. Majewski and Kenneth P. Onorio (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jeffrey L. Weiss _______	Director	April 5, 2020
Jeffrey L. Weiss

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Kenneth P. Onorio as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Thomas P. Majewski _______	Chief Executive Officer and Director	April 3, 2020
Thomas P. Majewski

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form N-2 of Eagle Point Income Company Inc., including any and all pre-effective amendments and/or post-effective amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Kenneth P. Onorio _______	Chief Financial Officer	April 6, 2020
Kenneth P. Onorio